MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.



FUND LOGO



Annual Report

December 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.



Officers and
Directors


Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Edward F. Gobora, Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary


Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Short-Term Global Income Fund, Inc. have recently retired. The Fund's
Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.


Custodian
The Chase Manhattan Bank N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1999


DEAR SHAREHOLDER


Fiscal Year in Review
Throughout the fiscal year ended December 31, 1999, we concentrated the Fund's global investments in high credit-quality securities with maturities of less than two years. Our currency exposure was generally hedged back into US dollars. Our strategies led the Fund to meet its primary objective of seeking to provide a relatively high level of current income. As global yields steadily rose, the portfolio's low duration (0.20 years--0.50 years) had a limited negative impact on the Fund.

Among our holdings were AAA-rated and AA-rated securities issued by corporations and supranational entities denominated in the Greek drachma, Polish zloty and South African rand. These positions greatly enhanced the Fund's level of current income, while the currencies these securities were denominated in remained stable or appreciated. In order to seek to protect the Fund from extreme adverse currency movements, we used a variety of hedging strategies to limit our downside risk.

During the year, we followed a conservative approach to managing our currency risk. We actively implemented tactical trading positions in various currency pairs. As a result, hedging costs were reduced and we were able to provide incremental income. We invested in some countries, such as Canada and New Zealand, where short-term interest rates were below those in the United States, hedging the foreign currency exposure into US dollars. This strategy positively contributed to the Fund's total returns. For the year ended December 31, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +5.51%, +3.87%, +3.64% and +4.57%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report.)


Market Review
North America
On November 16, 1999, the Federal Open Market Committee (FOMC) raised its target for the Federal Funds rate by 25 basis points (0.25%) to 5.50%. The US central bank also adopted a neutral bias toward its near-term monetary policy. This adjustment to interest rates was made in an effort to restrain the expansion of US economic activity and to control the emergence of cost pressures. Gross domestic product (GDP) growth in the United States for the third quarter of 1999 was 5.7% because of the substantial increases in investment and private consumption. The extremely tight labor markets in large part caused some moderate acceleration in consumer prices. The US bond market suffered as persistent growth created fears that the FOMC would raise interest rates further in 2000. The two-year US Government note yield rose to more than 6.2% by December 31, 1999.

Europe
The European Central Bank (ECB) increased the refinance rate in the Eurozone, which is comprised of the member-countries of the European Monetary Union (EMU), by 0.5% to 3.0% in November. Reduced concerns of a recession and deflation within the Euro-area justified the modified rates. Consumer confidence and growing export demand among the EMU-member nations added to growth of 1.0% for the third quarter. Upward pressure on energy prices and a weaker currency led to inflation of 1.6% for November. Rising interest rates and the belief that Eurozone growth will be substantial caused two-year sovereign yields to move higher, closing the period at 4.208%.

Pacific Basin
The positive impact on the Japanese economy from the low interest rate policy was partially offset by the strength of the yen. Downward movements in consumption, business and housing investment contributed to negative 1.0% growth for the third quarter. Inflationary risks in Japan remain virtually non-existent with the consumer price index (CPI) near zero. Expectations of increased issuance and some signs of a recovering economy have had a negative impact on the Japanese government bond market.


Economic Outlook
The Federal Reserve Board raised interest rates 0.25% in the first quarter of 2000 to slow down the pace of economic activity. The FOMC has demonstrated they will preemptively combat any signs of inflation. Consistent improvement in payroll employment and strong consumer spending and confidence may help the US economy achieve GDP growth above 5.0% for the first quarter of 2000. The rise in oil prices, consumer demand and the weakness of the US dollar relative to the Japanese yen may lead to a modestly higher inflation rate of near 3.0%.

Interest rates should move higher in the Eurozone during 2000 as a result of the prospects for above-average growth and the upward pressure on prices. We believe there could be a need for a tightening of monetary policy in the region as early as the first half of 2000. An increase in industrial production, a steady fall in unemployment and an improving export sector may add to growth of 1.3% in the Euro area for the first quarter. The Eurozone CPI is likely to move close to 1.5%, in large part because of upward pressure from the volatile components of the index, such as food and energy.

The results of year-end economic indicators could adversely impact expectations of a fast recovery in Japan. The government's fiscal packages, a pickup in industrial production and an improvement in exports to Asia should contribute to unimpressive growth of 0.7% for 1999. The Bank of Japan (BOJ) is likely to keep the overnight discount rate close to zero. Deflationary risks have not abated as wholesale prices continue to decline. There are some signs of stabilization in labor demand and household spending. Further fiscal stimulus from the Japanese government may exert substantial upward pressure on bond yields in the near future.

New Zealand was the Fund's largest investment outside of the United States. This position was maintained because of anticipation of a stronger currency, higher commodity prices, its high credit quality and attractive yields. Some of the interest rate uncertainty has passed, with the Reserve Bank of New Zealand (RBNZ) increasing interest rates at the November 17, 1999, meeting by 50 basis points to 5.0%. Several hikes in the official cash rate are likely throughout 2000. Electoral uncertainty has also been removed as a negative for the market with a new coalition government voted into power in November. GDP is likely to reach 3.5% by the end of 2000. Domestic demand and a recovering export sector may lead to an anticipated rebound in the economy. Since we expect higher bond yields in New Zealand, the Fund will remain invested in low duration securities.


Currency Outlook
The euro rallied to E1.0894 in October, but then weakened significantly to close the year at the low of E1.0062 relative to the US dollar. The ECB's perceived lack of concern over the fall in the euro and capital flows out of European assets contributed to the strength of the US dollar. The Japanese yen traded in a YEN 101.64-- YEN 107.60 range for the three-month period ended December 31, 1999. Aggressive hedging by Japanese corporations, the upsurge in the Nikkei stock average and expectations of an economic recovery in Japan has had an extremely positive influence on the Japanese yen's value against most major currencies.

The disappointing performance of the euro should persist even with the expectations of positive European growth and the beginning of a tightening cycle in Eurozone. The strength of the US economy, investment flows out of Europe and the growing perception of a poor political and regulatory environment in the euro area should keep the euro weak. In Japan, long-term concerns about the stability of the fiscal situation and the deterioration in business investment may hurt the Japanese yen. Official US and Japanese desires for a strong dollar, interest rate differentials as well as the growing likelihood of substantial and concerted intervention should support the US dollar relative to the Japanese yen.


In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Edward F. Gobora)
Edward F. Gobora
Vice President and
Senior Portfolio Manager


February 14, 2000




To reduce shareholder expenses, Merrill Lynch Short-Term Global
Income Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.





Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1999


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 12/31/99                        +5.51%         +1.29%
Five Years Ended 12/31/99                  +5.63          +4.77
Inception (10/21/94) through 12/31/99      +5.14          +4.32

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/99                        +3.87%         -0.11%
Five Years Ended 12/31/99                  +4.45          +4.45
Inception (8/03/90) through 12/31/99       +3.32          +3.32

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/99                        +3.64%         +2.64%
Five Years Ended 12/31/99                  +3.97          +3.97
Inception (10/21/94) through 12/31/99      +3.46          +3.46

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 12/31/99                        +4.57%         +0.39%
Five Years Ended 12/31/99                  +5.05          +4.19
Inception (8/03/90) through 12/31/99       +3.89          +3.44

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the ML Global Government Bond Index and the Salomon Brothers World Government One--Three Year Bond Index. Beginning and ending values are:

                                              10/21/94**        12/99

ML Short-Term Global Income Fund, Inc.++--
Class A Shares*                                $ 9,600         $12,459

ML Short-Term Global Income Fund, Inc.++--
Class C Shares*                                $10,000         $11,935

ML Global Government Bond Index++++            $10,000         $12,645

Salomon Brothers World Government
One--Three Year Bond Index++++++               $10,000         $14,237


A line graph depicting the growth of an investment in the Fund's Class B Shares and Class D Shares compared to growth of an investment in the ML Global Government Bond Index and the Salomon Brothers World Government One--Three Year Bond Index. Beginning and ending values are:

                                               8/03/90**        12/99

ML Short-Term Global Income Fund, Inc.++--
Class B Shares*                                $10,000         $13,597

ML Short-Term Global Income Fund, Inc.++--
Class D Shares*                                $ 9,600         $13,752

ML Global Government Bond Index++++            $10,000         $18,479

Salomon Brothers World Government
One--Three Year Bond Index++++++               $10,000         $18,485


     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Short-Term Global Income Fund, Inc. invests, under normal circumstances, in debt securities denominated in at least three different currencies, including the US dollar.
  ++++This unmanaged Index is comprised of global government bonds maturing in one to three years.
++++++This unmanaged Index is comprised of global government bonds maturing in one to three years hedged into US dollars. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94 and in the Class B & Class D Shares' graph is from 7/31/90.



Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                             3 Month        12 Month     Since Inception     Standardized
As of December 31, 1999                                    Total Return   Total Return     Total Return      30-Day Yield
ML Short-Term Global Income Fund, Inc. Class A Shares         +1.69%         +5.51%           +29.77%           3.98%
ML Short-Term Global Income Fund, Inc. Class B Shares         +1.36          +3.87            +35.97            3.35
ML Short-Term Global Income Fund, Inc. Class C Shares         +1.33          +3.64            +19.35            3.20
ML Short-Term Global Income Fund, Inc. Class D Shares         +1.64          +4.57            +43.25            3.73

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
 Fund's since inception periods are from 10/21/94 for Class A & Class
 C Shares and from 8/03/90 for Class B & Class D Shares.


SCHEDULE OF INVESTMENTS                                                                                  (in US dollars)
                     Face         Maturity                                               Interest                Percent of
COUNTRY             Amount          Date                   Issue                          Rate++       Value     Net Assets
Australia    NZ$    4,700,000    2/12/2001   New South Wales Treasury Corporation (1)      5.25 %    $  2,416,995      2.6%

                    5,870,000   12/18/2000   Toyota Finance Australia (2)                  7.25         3,076,114      3.4

                                             Total Investments in Australia (Cost--$5,626,893)          5,493,109      6.0

Austria      US$    1,700,000    2/05/2001   Deutsche Bank Finance NV (2)                  6.375        1,693,710      1.9

                                             Total Investments in Austria (Cost--$1,701,020)            1,693,710      1.9

Canada              2,600,000    1/30/2001   Canadian Government Bond (1)                  5.50         2,572,908      2.8
             C$     8,750,000    9/15/2000   European Investment Bank (2)                  6.625        6,071,909      6.7
             US$    4,300,000    1/14/2001   Shell Canada Ltd. (4)                         8.875        4,393,353      4.8

                                             Total Investments in Canada (Cost--$12,945,220)           13,038,170     14.3

Germany      ZAR    2,285,000    4/26/2000   Commerzbank AG (2)                           13.00           371,025      0.4
             PLN    9,900,000    3/24/2000   LB Baden-Wuerttemberg (2)                    19.75         2,387,506      2.6

                                             Total Investments in Germany (Cost--$2,995,883)            2,758,531      3.0

Greece       GRD  404,000,000    6/15/2000   European Investment Bank (2)                  8.80++       1,226,133      1.4

                                             Total Investments in Greece (Cost--$1,324,892)             1,226,133      1.4

Norway       Nok   40,550,000    1/10/2000   Unibank Time Deposits (2)                     6.25         5,066,217      5.6

                                             Total Investments in Norway (Cost--$5,455,328)             5,066,217      5.6

Poland       PLN    3,400,000    5/22/2000   European Bank Reconstruction and
                                             Development (2)                              18.625          822,010      0.9

                                             Total Investments in Poland (Cost--$914,226)                 822,010      0.9

South        ZAR    2,560,000    3/03/2000   General Electric Capital Corp. (5)           13.75           416,219      0.5
Africa
                                             Total Investments in South Africa (Cost--$418,427)           416,219      0.5

Sweden       US$    4,400,000   10/16/2000   Swedish Export Credit (2)                     6.25         4,399,146      4.8

                                             Total Investments in Sweden (Cost--$4,445,760)             4,399,146      4.8

United       Pound  2,570,000    7/14/2000   International Bank for Reconstruction
Kingdom      Sterling                        and Development (2)                           6.875        4,143,234      4.6

                                             Total Investments in the United Kingdom
                                             (Cost--$4,187,206)                                         4,143,234      4.6

United       US$    4,000,000    2/03/2000   Abbey National NA (2)                         6.15         3,978,817      4.3
States              1,700,000    1/15/2001   Associates Corporation NA (2)                 5.85         1,684,700      1.8
                    4,000,000    1/19/2000   CSW Credit Inc. (2)                           6.35         3,988,711      4.4
                    4,000,000    1/25/2000   Den Danske Corp. (2)                          6.35         3,984,478      4.4
                    4,000,000    1/10/2000   Dresdner US Finance (2)                       6.23         3,995,154      4.4
                    1,500,000    1/19/2000   Federal Home Loan Banks (3)                   5.80         1,496,133      1.6
                    3,000,000    1/11/2000   Federal Home Loan Mortgage Corporation (3)    5.65         2,996,233      3.3
             NZ$    7,300,000    9/26/2000   Federal National Mortgage Association (3)     7.00         3,830,710      4.2
             US$    2,958,000    1/03/2000   General Motors Acceptance Corp. (5)           5.00         2,958,000      3.2
                    4,000,000    1/18/2000   Goldman Sachs Group, Inc. (2)                 6.46         3,989,233      4.4
                    4,000,000    2/04/2000   J.P. Morgan and Company (2)                   5.94         3,978,880      4.4
                    4,000,000    1/11/2000   Morgan Stanley, Dean Witter & Co. (2)         6.00         3,994,667      4.4
                    3,400,000    3/15/2001   NationsBank Corp. (2)                         5.75         3,357,296      3.7
                    4,000,000    1/21/2000   Paccar Financial (2)                          6.30         3,987,400      4.4
                    4,000,000    2/01/2000   Santander Finance, Inc. (2)                   5.97         3,980,763      4.4

                                             Total Investments in the United States
                                             (Cost--$52,183,593)                                       52,201,175     57.3
OPTIONS                      Nominal Value
PURCHASED               Covered by Options

             Currency Call       3,360,541   Euro Dollar, expiring January 2000 at PLN 4.3                  9,746      0.0
             Options             1,278,388   Euro Dollar, expiring February 2000 at GRD 340                   383      0.0
             Purchased             848,568   US Dollar, expiring January 2000 at ZAR 6.23                   1,358      0.0

                                             Total Options Purchased (Premiums Paid--$50,622)              11,487      0.0

             Total Investments (Cost--$92,249,070)                                                     91,269,141    100.3

             Unrealized Depreciation on Forward Foreign Exchange Contracts++++                           (140,758)    (0.2)

             Liabilities in Excess of Other Assets                                                        (98,119)    (0.1)
                                                                                                     ------------    ------
             Net Assets                                                                              $ 91,030,264    100.0%
                                                                                                     ============    ======


             Corresponding industry groups for securities (percent of net assets):
          (1)Sovereign Government Obligations--5.4%
          (2)Financial Services--77.3%
          (3)Sovereign/Regional Government Obligations--Agency--9.1%
          (4)Petroleum Company--4.8%
          (5)Financial Company--3.7%
           ++Commercial Paper and certain US Treasury and Foreign Treasury
             Obligations are traded on a discount basis; the interest rates shown reflect the yield-to-maturity at the time of purchase by the Fund.
             Other securities bear interest at the rates shown, payable at the fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes;
             the interest rates shown are those in effect at December 31, 1999.

         ++++Forward foreign exchange contracts as of December 31, 1999 were as follows:
                                                                Unrealized
                                               Expiration      Appreciation
             Foreign Currency Sold                Date        (Depreciation)

             C$                9,184,918       January 2000   $   (144,912)
             EURO              3,250,000       January 2000          8,645
             EURO              1,200,000      February 2000         81,540
             Pound Sterling    2,229,058       January 2000         20,396
             Nok              37,755,772       January 2000         78,253
             NZ$              18,588,809       January 2000       (184,680)
                                                              ------------
             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$28,712,484)                    $   (140,758)
                                                              ============

             See Notes to Financial Statements.



Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1999

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1999
Assets:             Investments, at value (identified cost--$92,198,448)                                   $  91,257,654
                    Options purchased, at value (premiums paid--$50,622)                                          11,487
                    Cash                                                                                         288,797
                    Foreign cash                                                                               2,313,027
                    Receivables:
                      Interest                                                            $   1,827,207
                      Capital shares sold                                                        70,899
                      Forward foreign exchange contracts                                            258        1,898,364
                                                                                          -------------
                    Prepaid registration fees                                                                    167,731
                                                                                                           -------------
                    Total assets                                                                              95,937,060
                                                                                                           -------------

Liabilities:        Unrealized depreciation on forward foreign exchange contracts                                140,758
                    Payables:
                      Dividends to shareholders                                                 275,177
                      Capital shares redeemed                                                   195,024
                      Distributor                                                                59,123
                      Investment adviser                                                         44,377          573,701
                                                                                          -------------
                    Accrued expenses and other liabilities                                                     4,192,337
                                                                                                           -------------
                    Total liabilities                                                                          4,906,796
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  91,030,264
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         1,000,000,000 shares authorized                                                        $         769
                    Class B Shares of Common Stock, $.10 par value,
                    1,000,000,000 shares authorized                                                            1,079,872
                    Class C Shares of Common Stock, $.10 par value,
                    300,000,000 shares authorized                                                                    181
                    Class D Shares of Common Stock, $.10 par value,
                    300,000,000 shares authorized                                                                102,282
                    Paid-in capital in excess of par                                                         105,510,347
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net                                                   (14,539,128)
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                                (1,124,059)
                                                                                                           -------------
                    Net assets                                                                             $  91,030,264
                                                                                                           =============

Net Asset           Class A--Based on net assets of $60,177 and 7,685
Value:                       shares outstanding                                                            $        7.83
                                                                                                           =============
                    Class B--Based on net assets of $83,085,019 and 10,798,717
                             shares outstanding                                                            $        7.69
                                                                                                           =============
                    Class C--Based on net assets of $13,728 and 1,810 shares
                             outstanding                                                                   $        7.58
                                                                                                           =============
                    Class D--Based on net assets of $7,871,340 and 1,022,819
                             shares outstanding                                                            $        7.70
                                                                                                           =============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1999
Investment Income:  Interest and discount earned                                                           $   6,457,590

Expenses:           Account maintenance and distribution fees--Class B                    $     729,431
                    Investment advisory fees                                                    583,841
                    Transfer agent fees--Class B                                                243,749
                    Accounting services                                                         103,742
                    Professional fees                                                            88,435
                    Registration fees                                                            73,379
                    Printing and shareholder reports                                             64,552
                    Directors' fees and expenses                                                 45,481
                    Custodian fees                                                               22,212
                    Account maintenance fees--Class D                                            22,176
                    Transfer agent fees--Class D                                                 18,022
                    Account maintenance and distribution fees--Class C                               87
                    Transfer agent fees--Class C                                                     42
                    Pricing fees                                                                     34
                    Transfer agent fees--Class A                                                     29
                    Other                                                                         6,422
                                                                                          -------------
                    Total expenses before reimbursement                                       2,001,634
                    Reimbursement of expenses                                                   (20,942)
                                                                                          -------------
                    Total expenses after reimbursement                                                         1,980,692
                                                                                                           -------------
                    Investment income--net                                                                     4,476,898
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                         (114,538)
(Loss) on             Foreign currency transactions--net                                        854,395          739,857
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                         (756,476)
                      Foreign currency transactions--net                                       (393,451)      (1,149,927)
                                                                                          -------------    -------------
                    Net realized and unrealized loss on
                    investments and foreign currency transactions                                               (410,070)
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $   4,066,828
                                                                                                           =============

                    See Notes to Financial Statements.



Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1999


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                    December 31,
                    Increase (Decrease) in Net Assets:                                          1999            1998
Operations:         Investment income--net                                                $   4,476,898    $   6,025,113
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                                  739,857         (193,436)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (1,149,927)         540,945
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      4,066,828        6,372,622
                                                                                          -------------    -------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                      (673)            (431)
Shareholders:         Class B                                                                (4,056,637)      (5,311,497)
                      Class C                                                                      (439)          (1,613)
                      Class D                                                                  (419,149)        (506,824)
                    Return of capital--net:
                      Class A                                                                        --              (15)
                      Class B                                                                        --         (186,847)
                      Class C                                                                        --              (57)
                      Class D                                                                        --          (17,829)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                              (4,476,898)      (6,025,113)
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital
Transactions:       share transactions                                                      (29,537,953)     (53,051,958)
                                                                                          -------------    -------------

Net Assets:         Total decrease in net assets                                            (29,948,023)     (52,704,449)
                    Beginning of year                                                       120,978,287      173,682,736
                                                                                          -------------    -------------
                    End of year                                                           $  91,030,264    $ 120,978,287
                                                                                          =============    =============


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                     Class A

                                                                                                     For the
                                                                                                      Period    For the
The following per share data and ratios have been derived                                            Nov. 1,      Year
from information provided in the financial statements.                                               1995 to     Ended
                                                           For the Year Ended December 31,           Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                1999        1998        1997       1996++      1995++     1995++
Per Share           Net asset value,
Operating           beginning of period             $   7.80     $   7.76    $   7.89    $   7.91   $   7.93    $   8.11
Performance:                                        --------     --------    --------    --------   --------    --------
                    Investment income--net               .39          .38         .42         .54        .09         .49
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net           .03          .04        (.13)       (.06)      (.02)       (.12)
                                                    --------     --------    --------    --------   --------    --------
                    Total from investment operations     .42          .42         .29         .48        .07         .37
                                                    --------     --------    --------    --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net            (.39)        (.37)       (.39)       (.44)      (.09)       (.27)
                      Return of capital--net              --         (.01)       (.03)       (.06)        --        (.28)
                                                    --------     --------    --------    --------   --------    --------
                    Total dividends and
                    distributions                       (.39)        (.38)       (.42)       (.50)      (.09)       (.55)
                                                    --------     --------    --------    --------   --------    --------
                    Net asset value,
                    end of period                   $   7.83     $   7.80    $   7.76    $   7.89   $   7.91    $   7.93
                                                    ========     ========    ========    ========   ========    ========

Total Investment    Based on net asset
Return:**           value per share                    5.51%        5.49%       3.77%       6.29%       .92%+++    4.62%
                                                    ========     ========    ========    ========   ========    ========

Ratios to Average   Expenses, net of reimbursement     1.13%           --          --          --         --          --
Net Assets:                                         ========     ========    ========    ========   ========    ========
                    Expenses                           1.14%         .84%        .76%        .95%      1.02%*       .96%
                                                    ========     ========    ========    ========   ========    ========
                    Investment income--net             4.78%        4.75%       5.39%       6.45%      6.91%*      6.75%
                                                    ========     ========    ========    ========   ========    ========

Supplemental        Net assets, end of period
Data:               (in thousands)                  $     60     $      7    $     18    $      3   $     75    $     66
                                                    ========     ========    ========    ========   ========    ========
                    Portfolio turnover                67.22%      174.18%     287.81%     349.34%     25.09%     312.13%
                                                    ========     ========    ========    ========   ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1999

FINANCIAL HIGHLIGHTS (concluded)
                                                                                     Class B

                                                                                                     For the
                                                                                                      Period    For the
The following per share data and ratios have been derived                                            Nov. 1,      Year
from information provided in the financial statements.                                               1995 to     Ended
                                                           For the Year Ended December 31,           Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                1999        1998        1997       1996++      1995++     1995++
Per Share           Net asset value,
Operating           beginning of period             $   7.72     $   7.69    $   7.81    $   7.90   $   7.93    $   8.10
Performance:                                        --------     --------    --------    --------   --------    --------
                    Investment income--net               .32          .31         .35         .44        .08         .47
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net          (.03)         .03        (.12)       (.09)      (.03)       (.15)
                                                    --------     --------    --------    --------   --------    --------
                    Total from investment operations     .29          .34         .23         .35        .05         .32
                                                    --------     --------    --------    --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net            (.32)        (.30)       (.32)       (.38)      (.08)       (.24)
                      Return of capital--net              --         (.01)       (.03)       (.06)        --        (.25)
                                                    --------     --------    --------    --------   --------    --------
                    Total dividends and
                    distributions                       (.32)        (.31)       (.35)       (.44)      (.08)       (.49)
                                                    --------     --------    --------    --------   --------    --------
                    Net asset value,
                    end of period                   $   7.69     $   7.72    $   7.69    $   7.81   $   7.90    $   7.93
                                                    ========     ========    ========    ========   ========    ========

Total Investment    Based on net asset value
Return:**           per share                          3.87%        4.52%       3.08%       4.52%       .66%+++    3.96%
                                                    ========     ========    ========    ========   ========    ========

Ratios to Average   Expenses, net of reimbursement     1.91%           --          --          --         --          --
Net Assets:                                         ========     ========    ========    ========   ========    ========
                    Expenses                           1.93%        1.65%       1.62%       1.74%      1.80%*      1.73%
                                                    ========     ========    ========    ========   ========    ========
                    Investment income--net             4.17%        3.99%       4.59%       5.62%      6.13%*      5.95%
                                                    ========     ========    ========    ========   ========    ========

Supplemental        Net assets, end of period
Data:               (in thousands)                  $ 83,085     $110,989    $160,096    $239,419   $376,049    $398,136
                                                    ========     ========    ========    ========   ========    ========
                    Portfolio turnover                67.22%      174.18%     287.81%     349.34%     25.09%     312.13%
                                                    ========     ========    ========    ========   ========    ========

                                                                                     Class C

                                                                                                     For the
                                                                                                      Period    For the
The following per share data and ratios have been derived                                            Nov. 1,      Year
from information provided in the financial statements.                                               1995 to     Ended
                                                           For the Year Ended December 31,           Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                1999        1998        1997       1996++      1995++     1995++
Per Share           Net asset value,
Operating           beginning of period             $   7.61     $   7.58    $   7.67    $   7.72   $   7.74    $   8.10
Performance:                                        --------     --------    --------    --------   --------    --------
                    Investment income--net               .30          .29         .35         .38        .08         .35
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net          (.03)         .03        (.09)       (.01)      (.02)       (.28)
                                                    --------     --------    --------    --------   --------    --------
                    Total from investment operations     .27          .32         .26         .37        .06         .07
                                                    --------     --------    --------    --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net            (.30)        (.28)       (.32)       (.37)      (.08)       (.21)
                      Return of capital--net              --         (.01)       (.03)       (.05)        --        (.22)
                                                    --------     --------    --------    --------   --------    --------
                    Total dividends and
                    distributions                       (.30)        (.29)       (.35)       (.42)      (.08)       (.43)
                                                    --------     --------    --------    --------   --------    --------
                    Net asset value,
                    end of period                   $   7.58     $   7.61    $   7.58    $   7.67   $   7.72    $   7.74
                                                    ========     ========    ========    ========   ========    ========

Total Investment    Based on net asset value
Return:**           per share                          3.64%        4.37%       3.42%       4.93%       .78%+++     .89%
                                                    ========     ========    ========    ========   ========    ========

Ratios to Average   Expenses, net of reimbursement     2.08%           --          --          --         --          --
Net Assets:                                         ========     ========    ========    ========   ========    ========
                    Expenses                           2.10%        1.76%       1.60%       1.73%      1.83%*      1.83%
                                                    ========     ========    ========    ========   ========    ========
                    Investment income--net             4.01%        3.94%       4.46%       5.23%      6.09%*      5.99%
                                                    ========     ========    ========    ========   ========    ========

Supplemental        Net assets, end of period
Data:               (in thousands)                  $     14     $     17    $    344    $    155   $    103    $    109
                                                    ========     ========    ========    ========   ========    ========
                    Portfolio turnover                67.22%      174.18%     287.81%     349.34%     25.09%     312.13%
                                                    ========     ========    ========    ========   ========    ========


                                                                                     Class D

                                                                                                     For the
                                                                                                      Period    For the
The following per share data and ratios have been derived                                            Nov. 1,      Year
from information provided in the financial statements.                                               1995 to     Ended
                                                           For the Year Ended December 31,           Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                1999        1998        1997       1996++      1995++     1995++
Per Share           Net asset value,
Operating           beginning of period             $   7.72     $   7.70    $   7.81    $   7.90   $   7.93    $   8.11
Performance:                                        --------     --------    --------    --------   --------    --------
                    Investment income--net               .37          .35         .40         .48        .09         .52
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net          (.02)         .02        (.11)       (.09)      (.03)       (.17)
                                                    --------     --------    --------    --------   --------    --------
                    Total from investment operations     .35          .37         .29         .39        .06         .35
                                                    --------     --------    --------    --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net            (.37)        (.34)       (.37)       (.42)      (.09)       (.26)
                      Return of capital--net              --         (.01)       (.03)       (.06)        --        (.27)
                                                    --------     --------    --------    --------   --------    --------
                    Total dividends and
                    distributions                       (.37)        (.35)       (.40)       (.48)      (.09)       (.53)
                                                    --------     --------    --------    --------   --------    --------
                    Net asset value,
                    end of period                   $   7.70     $   7.72    $   7.70    $   7.81   $   7.90    $   7.93
                                                    ========     ========    ========    ========   ========    ========

Total Investment    Based on net asset
Return:**           value per share                    4.57%        4.96%       3.77%       5.09%       .75%+++    4.40%
                                                    ========     ========    ========    ========   ========    ========

Ratios to Average   Expenses, net of reimbursement     1.36%           --          --          --         --          --
Net Assets:                                         ========     ========    ========    ========   ========    ========
                    Expenses                           1.38%        1.10%       1.08%       1.20%      1.27%*      1.20%
                                                    ========     ========    ========    ========   ========    ========
                    Investment income--net             4.73%        4.54%       5.13%       6.13%      6.67%*      6.49%
                                                    ========     ========    ========    ========   ========    ========

Supplemental        Net assets, end of period
Data:               (in thousands)                  $  7,871     $  9,965    $ 13,225    $ 17,948   $ 24,240    $ 26,619
                                                    ========     ========    ========    ========   ========    ========
                    Portfolio turnover                67.22%      174.18%     287.81%     349.34%     25.09%     312.13%
                                                    ========     ========    ========    ========   ========    ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US-dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payment are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends paid by the Fund for the year ended December 31, 1998 is characterized as a return of capital.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .55% of the Fund's average daily net assets not exceeding $2 billion;
 .525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; .50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; .475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; .45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and .425% of average daily net assets in excess of $15 billion. For the year ended December 31, 1999, MLAM earned fees of $583,841, of which $20,942 was voluntarily waived. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended December 31, 1999, MLAM paid MLAM U.K. a fee of $51,587 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                           Account     Distribution
                       Maintenance Fee      Fee

Class B                     .25%           .50%
Class C                     .25%           .55%
Class D                     .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended December 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                 MLFD      MLPF&S

Class D                           $4       $32

For the year ended December 31, 1999, MLPF&S received contingent deferred sales charges of $39,288 and $78 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, MLAM U.K., and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $60,298,726 and $20,635,571, respectively.

Net realized gains (losses) for the year ended December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Losses
Investments:
  Long-term                      $     (9,654)  $   (551,683)
  Short-term                         (101,071)      (389,111)
  Options purchased                    (3,813)            --
                                 ------------   ------------
Total investments                    (114,538)      (940,794)
                                 ------------   ------------
Currency transactions:
  Options written                     326,019             --
  Options purchased                  (634,665)       (39,135)
  Forward foreign exchange
  contracts                         3,041,730       (140,758)
  Foreign currency transactions    (1,878,689)        (3,372)
                                 ------------   ------------
Total currency transactions           854,395       (183,265)
                                 ------------   ------------
Total                            $    739,857   $ (1,124,059)
                                 ============   ============

As of December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $940,794, of which $243,674 related to appreciated securities and $1,184,468 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $92,198,448.

Transactions in options written for the year ended December 31, 1999, were as follows:

                                  Nominal Value
                                    Covered by     Premiums
Call Options Written             Written Options   Received

Outstanding call options written,
beginning of year                   3,850,000   $     15,263
Options written                    15,674,402         87,421
Options exercised                    (960,372)        (3,073)
Options expired                   (15,309,239)       (71,945)
Options closed                     (3,254,791)       (27,666)
                                 ------------   ------------
Outstanding call options written,
end of year                                --   $         --
                                 ============   ============

                                  Nominal Value
                                    Covered by     Premiums
Put Options Written              Written Options   Received

Outstanding put options written,
beginning of year                  10,500,000   $     17,078
Options written                    10,561,207        220,137
Options expired                   (21,061,207)      (237,215)
                                 ------------   ------------
Outstanding put options written,
end of year                                --   $         --
                                 ============   ============

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $29,537,953 and $53,051,958, for the years ended December 31, 1999 and December 31, 1998, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            11,121   $     86,990
Shares issued to shareholders in
reinvestment of dividends                  49            381
                                 ------------   ------------
Total issued                           11,170         87,371
Shares redeemed                        (4,326)       (33,725)
                                 ------------   ------------
Net increase                            6,844   $     53,646
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                             2,330   $     18,100
Shares issued to shareholders in
reinvestment of dividends and
distributions                              49            383
                                 ------------   ------------
Total issued                            2,379         18,483
Shares redeemed                        (3,799)       (29,521)
                                 ------------   ------------
Net decrease                           (1,420)  $    (11,038)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           887,097   $  6,869,129
Shares issued to shareholders in
reinvestment of dividends             271,086      2,087,239
                                 ------------   ------------
Total issued                        1,158,183      8,956,368
Automatic conversion of shares        (45,242)      (348,398)
Shares redeemed                    (4,692,713)   (36,135,499)
                                 ------------   ------------
Net decrease                       (3,579,772)  $(27,527,529)
                                 ============   ============

Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         2,168,042   $ 16,681,600
Shares issued to shareholders in
reinvestment of dividends and
distributions                         361,212      2,777,966
                                 ------------   ------------
Total issued                        2,529,254     19,459,566
Automatic conversion of shares        (59,307)      (455,694)
Shares redeemed                    (8,897,683)   (68,428,445)
                                 ------------   ------------
Net decrease                       (6,427,736)  $(49,424,573)
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                             1,322   $     10,009
Shares issued to shareholders in
reinvestment of dividends                  43            329
                                 ------------   ------------
Total issued                            1,365         10,338
Shares redeemed                        (1,815)       (13,787)
                                 ------------   ------------
Net decrease                             (450)  $     (3,449)
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           186,138   $  1,411,639
Shares issued to shareholders in
reinvestment of dividends and
distributions                             142          1,078
                                 ------------   ------------
Total issued                          186,280      1,412,717
Shares redeemed                      (229,410)    (1,739,574)
                                 ------------   ------------
Net decrease                          (43,130)  $   (326,857)
                                 ============   ============

Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            45,769   $    355,609
Shares issued to shareholders in
reinvestment of dividends              32,399        249,526
Automatic conversion of shares         45,229        348,398
                                 ------------   ------------
Total issued                          123,397        953,533
Shares redeemed                      (391,177)    (3,014,154)
                                 ------------   ------------
Net decrease                         (267,780)  $ (2,060,621)
                                 ============   ============

Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                            44,879   $    345,959
Shares issued to shareholders in
reinvestment of dividends and
distributions                          40,344        310,437
Automatic conversion of shares         59,280        455,694
                                 ------------   ------------
Total issued                          144,503      1,112,090
Shares redeemed                      (572,114)    (4,401,580)
                                 ------------   ------------
Net decrease                         (427,611)  $ (3,289,490)
                                 ============   ============

5. Capital Loss Carryforward:
At December 31, 1999, the Fund had a capital loss carryforward of approximately $14,906,000, of which $10,816,000 expires in 2001, $1,042,000 expires in 2002, $490,000 expires in 2003, $1,015,000 expires in 2004, $1,289,000 expires in 2005, $143,000 expires in
2006 and $111,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $32,232,090 has been reclassified to paid-in capital in excess of par.




Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Short-Term Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 18, 2000
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid monthly by Merrill Lynch Short-Term Global Income Fund, Inc. during the fiscal year ended December 31, 1999 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

For the                                Percentage of
Quarter Ended                       Federal Obligations*

March 31, 1999                             0.00%
June 30, 1999                             15.60%
September 30, 1999                         0.00%
December 31, 1999                          1.63%

*For the purposes of this calculation, Federal obligations include
 US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

Of the Fund's ordinary income dividends paid during the fiscal year ended December 31, 1999, 2.18% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.
Please retain this information for your records.